THE TAX-EXEMPT FUND OF CALIFORNIA

SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997

[Photo collage: Outline of state superimposed over photos of hibiscus flower, redwood trees, ocean]

[The American Funds Group(R)]

THE TAX-EXEMPT FUND OF CALIFORNIA(R) SEEKS A HIGH LEVEL OF CURRENT INCOME FREE FROM FEDERAL AND CALIFORNIA INCOME TAXES, PRIMARILY THROUGH INVESTMENTS IN CALIFORNIA MUNICIPAL BONDS. ADDITIONALLY, THE FUND SEEKS TO PRESERVE CAPITAL. Fund results in this report were computed without a sales charge, unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1997 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods.

                   Total              Average Annual
                   Return             Compound Return
10 Years           +77.74%            +5.92%
Five Years         +34.82%            +6.16%
One Year           +00.69%            -

Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of March 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 4.49%. The fund's distribution rate at maximum offering price as of that date was 5.05%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

FELLOW SHAREHOLDERS:

The Tax-Exempt Fund of California recently passed a significant milestone. The fund marked its 10th anniversary in October. We are pleased that the fund's first 10 years were a rewarding time for shareholders. Investors who reinvested their dividends saw the value of their holdings increase during the fund's lifetime by 102.5%, or 7.1% annually, through February 28. Over the same period, the average California tax-free municipal bond fund rose 100.2%, according to Lipper Analytical Services.

During the half-year ended February 28, shareholders earned a 4.5% total return, assuming they reinvested their dividends, as most shareholders do. The unmanaged Lehman Brothers Municipal Bond Index, which measures the national investment-grade tax-exempt market, posted a 5.1% total return for the six months. The average California tax-exempt fund, as tracked by Lipper, had a total return of 4.8%.

The fund paid monthly dividends totaling 41.5 cents a share and a taxable capital gain distribution of 8.5 cents (which included a short-term capital gain of 1.3 cents) in November. Those who took their dividends in cash had an income return of 2.7% (5.4% annualized) largely free of both state and federal taxes. This annualized income return is the equivalent of a taxable return of 9.9% for shareholders in the top 45.2% combined state and federal tax bracket.

During the period your fund took a somewhat cautious approach by holding bonds with shorter maturities. When interest rates rise or fall, bonds with longer maturities typically fluctuate more than shorter term bonds. Thus, when the market rallied strongly in November, your fund did not gain as much as many of its counterparts.

The bond market's advance at the end of 1996 was in contrast to the first few months of the year when government statistics indicated the economy was growing rapidly. The reports prompted a selloff of bonds amid fears that the Federal Reserve Board would soon raise short-term interest rates. By September, however, it became apparent that inflation remained in check. Confidence in the outlook for interest rates returned and investors once again pushed bond prices up.

(Since the end of the semi-annual period, however, the Fed raised the federal funds rate - the rate banks charge each other on overnight loans - 0.25%. It is uncertain whether this was a one-time event or further hikes will follow.)

California municipal bonds benefited from the rally in 1996, and also drew strength from the improving state economy. Employment figures are considered an important economic barometer and in 1996 the state added 379,000 jobs.

While the improving statewide economy is a cause for optimism, several unanswered questions hang over the state's municipal bond market. Chief among the concerns is the impact of a statewide initiative approved in last November's election. Proposition 218 requires voter approval on almost all taxes and charges. The proposition could require dramatic changes in the way communities manage their budgets and assess fees for services such as water and sewer lines. How big an impact these new restrictions will have is uncertain.

Changes at the national level could also have an impact on California's municipal finances. If the federal government shifts responsibility for many programs to the states and their localities, as proposed, the financial burdens on California and its cities and counties could increase. Most of your fund's holdings, however, are in bonds for specific projects which generate revenues independent of the political process.

It may be several years before the effect of changes in federal policies and California's laws are understood. We will continue to closely monitor the situations in Sacramento and Washington, D.C., as well as the economic outlook for the state and nation.

We look forward to reporting to you again in six months when we will review your fund's first 10 years in greater detail.

Cordially,
/s/Paul G. Haaga, Jr.
PAUL G. HAAGA, JR.
Chairman of the Board

/s/Abner D. Goldstine
ABNER D. GOLDSTINE
President

April 18, 1997

Investment Highlights
through 2/28/97
6-month total return                                 +4.5%
(income plus capital changes,
with dividends reinvested)

12-month total return                                +5.2%
(income plus capital changes,
with dividends reinvested)

Tax-free distribution rate for February              5.0%
(income return only, reflecting
maximum sales charge)

Taxable equivalent distribution rate                 9.1%
(for February, assuming a 45.2%
combined state and federal tax rate)

SEC 30-day yield as of February 28                   4.5%
(reflecting maximum sales charge)

FOR CURRENT YIELD INFORMATION, PLEASE CALL TOLL-FREE:
800/421-0180.

WHY DOUBLE TAX-FREE INVESTING IS WORTHWHILE

To use this table, find your estimated taxable income to determine your combined federal and California tax rate. Then look at the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 5.0% tax-exempt distribution rate in February.

Because of tax increases in recent years, many high-income investors are finding that their returns on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $150,000 faces a combined federal and California tax rate of 37.4%. In this bracket, the fund's current 5.0% distribution rate would be equivalent to a return on a taxable fixed-income investment of 8.0%. Investors in the highest bracket (45.2%) would need a taxable distribution rate of 9.1% to equal the fund's tax-exempt distribution rate.

        Federal Income Tax Rates                                              The fund's 5.0%
                                                                              tax-exempt dis-
         Your Taxable Income                            Combined              tribution rate in
                                                        Federal &             February /2/ is equiv-
                                                        California            alent to a taxable
Single                    Joint                         Tax Rate /1/          distribution rate of:
$18,357 - 24,650          $36,714 - 41,200              20.1%                 6.3%
 24,651 - 25,484           41,201 - 50,968              32.3                  7.4
 25,485 - 32,207           50,969 - 64,414              33.8                  7.6
 32,208 - 59,750           64,415 - 99,600              34.7                  7.7
 59,751 - 124,650          99,601 - 151,750             37.4                  8.0
124,651 - 271,050         151,751 - 271,050             42.0                  8.6
Over 271,050              Over 271,050                  45.2                  9.1

/1/ Based on 1997 federal and 1996 California marginal tax rates. The rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

/2/ The fund's distribution rate in the table is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results.

THE TAX-EXEMPT FUND OF CALIFORNIA
Investment Portfolio, February 28, 1997
Unaudited                                                                     Principal       Market
                                                                                 Amount        Value
                                                                                  (000)        (000)
Tax-Exempt Securities Maturing in More than
 One Year - 93.61%
Various Purpose General Obligation Bonds, 7.00% 2005                             $1,000       $1,152
Educational Facilities Authority, Revenue Bonds
 (University of San Francisco), Series 1996, MBIA
 Insured, 5.70% 2011                                                                1190         1249
Health Facilities Financing Authority:
 Hospital Revenue Bonds:
  Downey Community Hospital, Series 1993, 5.75% 2015                                6400         6262
  Kaiser Permanente Medical Care Program, Semi-Annual
   Tender Revenue Bonds, 1985 Tender Bonds, 5.55% 2025                              2000         1908
  Pacific Presbyterian Medical Center Insured Variable
   Rate Demand, 1985 Series B,
   6.75% 2015 (Prerefunded 2002)                                                    4125         4579
  St. Joseph Health System:
   Series 1989 A, 6.90% 2014 (Prerefunded 1999)                                     1250         1353
   Series 1991 A, 6.75% 2021 (Prerefunded 2001)                                     4000         4445
 Hospital Revenue Refunding Bonds (Saint Francis
  Memorial Hospital), Series 1993A, 5.75% 2005                                      1150         1188
Housing Finance Agency:
 Home Mortgage Revenue Bonds:
  1991 Series A, 7.35% 2011                                                          550          583
  1991 Series G, 6.95% 2011                                                         1750         1834
  1995 Series K, 5.55% 2021                                                         2450         2478
 Single Family Mortgage Purchase Bonds, Series B2,
  AMBAC Insured, 5.70% 2007                                                         3585         3635
Maritime Infrastructure Authority,
 Airport Revenue Bonds (San Diego Unified Port
 District Airport Project-Lindbergh Field) Series 1995,
 5.00% 2020                                                                         2265         2048
Pollution Control Financing Authority:
 Pollution Control Revenue Bonds (Pacific Gas and
  Electric Co.):
   1992 Series B, 6.35% 2009                                                        2900         3019
   1993 Series B, AMBAC Insured, 5.85% 2023                                         1000         1002
 Resource Recovery Revenue Bonds, Waste Management Inc.
  Guarantee Bond, Series A, 7.15% 2011                                              3500         3788
 Solid Waste Revenue Bonds (Keller Canyon Landfill
  Co. Project), BFI Corp. Guarantee, Series 1992:
   5.80% 2016                                                                       1250         1229
   6.875% 2027                                                                      5200         5611
Public Works Board, Lease Revenue Bonds:
 California Community Colleges, (Various Community
  College Projects), 1994 Series B, 6.75% 2005                                      1000         1122
 Department of Corrections, State Prison:
  Imperial County, 1991 Series A, 6.50% 2017                                        1000         1110
  Lassen County (Susanville), 1993 Series D, 5.25% 2015                             2000         1962
  Refunding Revenue Bonds (1989 Multiple Purpose
   Projects), Series C, AMBAC Insured:
    5.00% 2014                                                                      3000         2833
    5.00% 2023                                                                      1000          898
  1991 Certificates of Participation (UCLA Central
   Chiller/Cogeneration Facility), 7.00% 2015
   (Prerefunded 1999)                                                               1250         1364
Rural Home Mortgage Finance Authority, Single Family
 Mortgage Revenue Bonds (Mortgage-Backed Securities
 Program):
  1995 Series B, 7.75% 2026                                                         2860         3218
  1996 Series A, 6.45% 2027                                                         1500         1683
Statewide Communities Development Authority:
 Certificates of Participation, J. Paul Getty Trust
  5.00% 2015                                                                        1000          934
 Hospital Revenue Certificates of Participation,
  Cedars-Sinai Medical Center, Series 1992, 6.50% 2012                              1900         2086
 St. Joseph Health System Obligated Group,
  Certificates of Participation, 5.50% 2014                                         3000         2917
 Sisters of Charity of Leavenworth Health Services
  Corp., Certificates of Participation, Series 1994,
  5.00% 2023                                                                        2000         1780
Department of Water Resources, Central Valley Project,
 Water System Revenue Bonds:
  Series F, 7.25% 2010                                                               500          526
  Series O, MBIA Insured, 5.00% 2022                                                2000         1823
  Series H, 6.90% 2025 (Prerefunded 2000)                                           2000         2196
County of Alameda, 1993 Refunding Certificates of
 Participation (Santa Rita Jail Project), MBIA Insured,
 5.375% 2009                                                                        1500         1530
Anaheim Public Financing Authority, Lease Revenue Bonds,
 (Anaheim Public Improvements Project), Senior Lease
 Revenue Bonds, 1997 Series A, FSA Insured 6.00% 2024                               1500         1593
Association of Bay Area Governments Finance Authority
 For Nonprofit Corporations, Certificates of Participation
 (Stanford University Hospital), Series 1993, 5.50% 2013                            2500         2440
Castaic Lake Water Agency Financing Corp., Refunding Revenue
 Certificates of Participation (Water System
 Improvement Projects), MBIA Insured, Series 1994A,
 7.25% 2010                                                                         1400         1673
Central Valley Financing Authority, Cogeneration
 Project Revenue Bonds (Carson Ice-Gen Project),
 Series 1993:
  6.10% 2013                                                                        3000         3040
  6.20% 2020                                                                        5000         5059
Del Mar Race Track Authority, Revenue Refunding Bonds,
 Series 1996, 6.00% 2001                                                            1500         1539
East Bay Municpal Utility District (Alameda and Contra
 Costa Counties), Water System Subordinated Revenue
 Refunding Bonds, Series 1996, FGIC Insured, 5.00% 2026                             1000          909
Foothill/Eastern Transportation Corridor Agency, Toll
 Road Revenue Bonds, Series 1995A, 6.00% 2016                                       2500         2514
City of Fremont, Multifamily Housing Revenue Refunding
 Bonds (Durham Greens Project), Issue A of 1995,
 5.40% 2026                                                                         3000         3018
City of Fresno Sewer System Revenue Bonds, Series 1993A
 AMBAC Insured, 5.25% 2019                                                          1000          960
Kern High School District (County of Kern), General
 Obligation Refunding Bonds, Series 1996A,
 MBIA Insured, 6.60% 2016                                                           1000         1145
City of Long Beach:
 Financing Authority Revenue Bonds,
  Series 1992, AMBAC Insured, 6.00% 2017                                             750          801
 Harbor Revenue Bonds, Series 1993, 5.125% 2018                                     1000          912
City of Los Angeles:
 State Building Authority, Lease Revenue Bonds,
  Department of General Services Lease,
  Series 1988 A, 7.50% 2011 (Prerefunded 1998)                                      3500         3704
 Convention and Exhibition Center Authority,
  Certificates of Participation:
   7.375% 2018 (Prerefunded 1999)                                                   2500         2736
   7.00% 2020 (Prerefunded 1999)                                                    2000         2172
 Harbor Department Revenue Bonds:
  Issue 1988, 7.60% 2018 (Escrowed to Maturity)                                     1750         2203
  Issue 1995, 6.625% 2025                                                           4750         5058
 Waste Water System Revenue Bonds:
  Series 1996-A, 5.00% 2012                                                         1000          969
  Series 1990-B, 7.15% 2020 (Prerefunded 2000)                                      1000         1110
 Department of Water and Power:
  Electric Plant Revenue Bonds, Issue of 1990:
   7.125% 2030 (Subject to Crossover Refunding 2000)                                2500         2760
   7.10% 2031 (Subject to Crossover Refunding 2001)                                 3000         3337
  Water Works Refunding Revenue Bonds, Issue of 1989,
   7.00% 2022                                                                       1000         1073
County of Los Angeles:
 Capital Asset Leasing Corp., Certificates of Participation
 (Marina del Rey), Series A:
  6.25% 2003                                                                        4635         4872
  6.50% 2008                                                                        6000         6250
 Metropolitan Transportation Authority:
  Proposition A Sales Tax Revenue Refunding Bonds,
   Series 1993-A, FGIC Insured, 5.00% 2021                                          2000         1806
  Proposition C Sales Tax Revenue Bonds, Second
   Senior Bonds, Series 1995-A, AMBAC Insured,
   5.00% 2025                                                                       1000          905
 Transportation Commission, Sales Tax Revenue Bonds:
  Series 1989, 7.00% 2019                                                           2250         2411
  Series 1991-A, 6.75% 2020 (Prerefunded 2001)                                      2500         2789
Marin Municipal Water District Water Revenue Bonds,
 Series 1993, 5.65% 2023                                                            1000          982
Northern California Public Power Agency, Geothermal Project
 #3, Special Revenue Bonds, 1993 Refunding Series A,
 5.60% 2006                                                                         3725         3873
City of Oakland, Special Refunding Revenue Bonds
 (Pension Financing), 1988 Series A, FGIC Insured,
 7.60% 2021                                                                         1000         1066
Port of Oakland, Revenue Bonds,
 1992 Series E, MBIA Insured, 6.40% 2022                                            2670         2826
County of Orange:
 Airport Revenue Refunding Bonds, Series 1993,
  MBIA Insured, 5.25% 2007                                                          1500         1509
 Aliso Viejo Special Tax Bonds of
  Community Facilities District No. 88-1, Series A of 1992:
   7.25% 2008 (Prerefunded 2002)                                                    1500         1735
   7.35% 2018 (Prerefunded 2002)                                                    4250         4937
 Local Transportation Authority, First Senior Fixed-Rate Bonds:
  AMBAC Insured, 6.00% 2007                                                         1000         1083
  MBIA Insured, 6.00% 2009                                                          1500         1616
 Recovery Certificates of Participation, 1996 Series A
  MBIA Insured, 6.00% 2008                                                          4500         4861
South Orange County, Public Financing Authority,
 Special Tax Revenue Bonds, Series B (Junior Lien
  Bonds):
   6.55% 2002                                                                       1565         1628
   6.65% 2003                                                                       1320         1375
   6.85% 2005                                                                       2715         2835
   7.00% 2006                                                                       1310         1371
City of Pasadena, Certificates of Participation (1990
 Capital Improvements Project), 7.00% 2003
 (Prerefunded 2000)                                                                 1000         1109
Redevelopment Agency of the City of Pittsburg, Los
 Medanos Community Development Project, Tax Allocation
 Refunding Bonds, AMBAC Insured, Series 1993A,
 5.25% 2015                                                                         2195         2095
Pleasanton Joint Powers Financing Authority,
 Reassessment Revenue Bonds, 1993 Series A:
  5.40% 1999                                                                         980         1000
  5.60% 2000                                                                         980         1008
  5.70% 2001                                                                        3880         4001
  6.15% 2012                                                                        1885         1943
Redding Joint Powers Financing Authority, Solid Waste
 and Corporation Yard Revenue Bonds, 1993 Series A:
  5.00% 2018                                                                        4000         3547
  5.00% 2023                                                                        2000         1742
Sacramento City Financing Authority, 1991 Revenue
 Bonds, 6.80% 2020 (Prerefunded 2001)                                               5500         6185
Sacramento Cogeneration Authority, Cogeneration
 Project Revenue Bonds:
  (Campbell Soup Project), 1995 Series:
   6.00% 2003                                                                       1500         1566
   6.50% 2005                                                                       1100         1182
  (Proctor & Gamble Project), 1995 Series:
   7.00% 2005                                                                       1700         1879
   6.375% 2010                                                                      3500         3659
   6.50% 2014                                                                       1000         1043
   6.50% 2021                                                                       4000         4141
County of Sacramento, Single Family Mortgage Revenue
 Bonds (GNMA Mortgage-Backed Securities Program),
 Issue A of 1987, 9.00% 2019                                                        1500         1979
City of San Bernardino, SCH Health Care System Revenue
 Bonds (Sisters of Charity of the Incarnate Word,
 Houston, Texas), Series 1991 A, 7.00% 2021 (Prerefunded 2001)                      2435         2730
County of San Bernardino, Certificates of
 Participation, Series B (Capital Facilities
 Project), 6.25% 2019 (Prerefunded 2001)                                            2000         2163
City of San Diego/MTDB Authority (San Diego Old Town
 Light Rail Transit Extension), 1993 Lease Revenue
 Bonds, 5.375% 2023                                                                 1500         1408
County of San Diego, The San Diego Regional Building
 Authority, Certificates of Participation (1991 MTS
 Tower Refunding Project), MBIA Insured, 6.363% 2019                                1000         1052
City and County of San Francisco:
 Airports Commission, San Francisco International Airport
  Second Series Revenue Bonds, Issue 9, 5.25% 2020                                  1000          944
 Port Commission Revenue Refunding Bonds,
  Series 1994, 5.90% 2009                                                           1500         1525
 Redevelopment Agency:
  Lease Revenue Bonds, Series 1992 (George R. Moscone
   Convention Center), 5.50% 2018                                                   3560         3353
  Residential Facility Revenue Bonds (Coventry Park
   Project), 1996 Series A, 8.50% 2026                                              5000         5030
County of San Joaquin, Certificates of Participation
 (1993 General Hospital Project), 6.625% 2020                                       2235         2346
San Joaquin Hills Transportation Corridor Agency
 (Orange County), Senior Lien Toll Road Revenue
 Bonds, 6.75% 2032                                                                  1500         1584
Santa Ana Financing Authority, Police Administration
 and Holding Facility Lease Revenue Bonds, MBIA
 Insured, Series 1994A, 6.25% 2019                                                  1000         1095
Santa Clara County Financing Authority, Lease Revenue
 Bonds (VMC Facility Replacement Project), AMBAC
 Insured, 1994 Series A, 7.75% 2009                                                 2200         2726
Shafter Joint Powers Financing Authority Lease Revenue
 Bonds, 1997 Series A (Community Correctional Facility
 Acquisition Project):
  5.50% 2006                                                                        1535         1548
  5.95% 2011                                                                        1700         1714
South Tahoe Joint Powers Financing Authority, Refunding
 Revenue Bonds (South Tahoe Redevelopment Project Area
 No. 1), 1995 Series B, 6.25% 2020                                                  3250         3281
Southern California Home Financing Authority, Single
 Family Mortgage Revenue Bonds (GNMA and FNMA
 Mortgage-Backed Securities Program), 1992 Series A,
 6.75% 2022                                                                         1105         1143
The Regents of the University of California,
  Various University of California Projects:
   1994 Series B, 5.75% 2002                                                        1000         1056
   1993 Series A, 5.50% 2021                                                        1000          950
                                                                                           ---------
                                                                                               250527
                                                                                           ---------

Tax-Exempt Securities Maturing in
 One Year or Less - 5.82%
State of California, 1996-97 Revenue Anticipation Notes,
  Series A, 4.50% 6/30/97                                                           8450         8476
City of Los Angeles, Waste Water System Revenue Bonds,
 Series 1987, 8.125% 2017 (Prerefunded 1997)                                        1500         1576
County of Los Angeles, 1996-97 Tax and Revenue
 Anticipation Notes, Series A, 4.50% 6/30/97                                        3100         3110
City and County of San Francisco,
 General Purpose Sewer Revenue Bonds,
 Series 1988 A, AMBAC Insured,
 7.25% 2015 (Prerefunded 1997)                                                      2320         2406

                                                                                           ---------
                                                                                                15568
                                                                                           ---------
TOTAL TAX-EXEMPT SECURITIES (cost:$250,276,000)                                                266095
Excess of receivables over cash and payables                                                     1531
                                                                                           ---------
NET ASSETS                                                                                  $267,626
                                                                                           =========

See Notes to Financial Statements

The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities
at February 28, 1997 (dollars in thousands)                                                       (Unaudited)
Assets:
 Tax-exempt securities (cost: $250,276)                                                              $266,095
 Cash                                                                                                      19
 Receivables for--
  Sales of fund's shares                                                       $    208
  Accrued interest                                                                3,898                 4,106
                                                                            -----------           -----------
                                                                                                      270,220
Liabilities:
 Payables for--
  Purchases of investments                                                        1,732
  Repurchases of fund's shares                                                       69
  Dividends payable                                                                 535
  Management services                                                                85
  Accrued expenses                                                                  173                 2,594
                                                                            -----------           -----------
Net Assets at February 28, 1997--
 Equivalent to $15.99 per share on
 16,736,459 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                                         $267,626
                                                                                                    =========



Statement of Operations
for the six months ended February 28, 1997
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                                                    $7,710

 Expenses:
  Management services fee                                                          $527
  Distribution expenses                                                             264
  Transfer agent fee                                                                 35
  Reports to shareholders                                                            48
  Registration statement and prospectus                                              10
  Postage, stationery and supplies                                                   19
  Trustees' fees                                                                      8
  Auditing and legal fees                                                            30
  Custodian fee                                                                       6
  Taxes other than federal income tax                                                 5
  Other expenses                                                                      7                   959
                                                                            -----------           -----------
   Net investment income                                                                                6,751
                                                                                                  -----------
Realized Gain and Change in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                                        624
 Net unrealized appreciation:
  Beginning of period                                                            11,753
  End of period                                                                  15,819
                                                                            -----------
   Net increase in unrealized appreciation                                                              4,066
                                                                                                  -----------
   Net realized gain and increase in
    unrealized appreciation on investments                                                              4,690
                                                                                                  -----------
Net Increase in Net Assets Resulting
 from Operations                                                                                      $11,441
                                                                                                    =========
See Notes to Financial Statements


Statement of Changes in Net Assets                                           Six months
(dollars in thousands)                                                            ended            Year ended
                                                                           February 28,             August 31,
                                                                                  1997*                  1996
                                                                              ---------             ---------
Operations:
 Net investment income                                                         $  6,751             $  12,984
 Net realized gain on investments                                                   624                 1,373
 Net change in unrealized appreciation
  on investments                                                                  4,066                  (944)
                                                                            -----------           -----------
   Net increase in net assets
    resulting from operations                                                    11,441                13,413
                                                                            -----------           -----------
Dividends and Distributions Paid to
 Shareholders:
  Dividends from net investment income                                           (6,742)              (12,978)
  Distributions from net realized gain
   on investments                                                                (1,381)                    -
                                                                            -----------           -----------
   Total dividends and distributions                                             (8,123)              (12,978)
                                                                            -----------           -----------

Capital Share Transactions:
 Proceeds from shares sold:
  1,477,985 and 3,016,709
  shares, respectively                                                           23,625                48,021
 Proceeds from shares issued in reinvestment
  of net investment income dividends:
  297,271 and 439,139 shares, respectively                                        4,766                 6,983
 Cost of shares repurchased:
  1,039,870 and 2,264,964 shares,
  respectively                                                                  (16,615)              (36,022)
                                                                            -----------           -----------
  Net increase in net assets
   resulting from capital share transactions                                     11,776                18,982
                                                                            -----------           -----------
Total Increase in Net Assets                                                     15,094                19,417
Net Assets:
 Beginning of period                                                            252,532               233,115
                                                                            -----------           -----------
 End of period                                                                 $267,626              $252,532
                                                                              =========             =========

*Unaudited
See Notes to Financial Statements

Notes to Financial Statements
(Unaudited)

1. The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income free from federal and California income taxes, primarily through investments in California municipal bonds. Additionally, the fund seeks to preserve capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or a committee thereof. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $6,000 includes $4,000 paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of February 28, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $15,819,000, of which $16,020,000 related to appreciated securities and $201,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended February 28, 1997. The cost of portfolio securities for book and federal income tax purposes was $250,276,000 at February 28, 1997.

3. The fee of $527,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended February 28, 1997, distribution expenses under the Plan were $264,000. As of February 28, 1997, accrued and unpaid distribution expenses were $113,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $35,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $257,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1997, aggregate amounts deferred and earnings thereon were $34,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1997, accumulated undistributed net realized gain on investments was $573,000 and paid-in capital was $251,222,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $25,463,000 and $15,323,000, respectively, during the six months ended February 28, 1997.

Per-Share Data and Ratios
                                                              Six
                                                           Months
                                                            ended
                                                         February  Year ended  August 31
                                                     28, 1997 /1/        1996       1995       1994      1993      1992
Net Asset Value, Beginning
 of Period                                                 $15.78      $15.74     $15.40    $16.30    $15.21    $14.59
                                                          -------     -------    -------   -------   -------   -------
Income from Investment
 Operations:
 Net investment income                                        .42         .84        .86       .84       .84       .85
 Net realized and
  unrealized gain
  (loss) on investments                                       .30         .04        .34      (.84)     1.09       .62
                                                          -------     -------    -------   -------   -------   -------
  Total income from
   investment operations                                      .72         .88       1.20       .00      1.93      1.47
                                                          -------     -------    -------   -------   -------   -------
Less Distributions:
 Dividends from net
  investment income                                          (.42)       (.84)      (.86)     (.84)     (.84)     (.85)
 Distributions from net
  realized gains                                             (.09)          -          -      (.06)        -         -
                                                          -------     -------    -------   -------   -------   -------
  Total distributions                                        (.51)       (.84)      (.86)     (.90)     (.84)     (.85)
                                                          -------     -------    -------   -------   -------   -------
Net Asset Value, End of Period                             $15.99      $15.78     $15.74    $15.40    $16.30    $15.21
                                                          =======     =======    =======   =======   =======   =======

Total Return /2/                                        4.53% /3/       5.65%      8.16%      0.13%    13.08%    10.36%


Ratios/Supplemental Data:
Net assets, end of period
 (in millions)                                               $268        $253       $233      $226      $223      $148
Ratio of expenses to average
 net assets                                              .37% /3/        .73%       .73%       .71%      .71%      .74%
Ratio of net income to
 average net assets                                     2.59% /3/       5.25%      5.65%      5.28%     5.36%     5.66%
Portfolio turnover rate                                 6.21% /3/      27.60%     41.36%    15.08%    16.82%    20.28%

/1/ Unaudited
/2/ Calculated without deducting a sales charge.
The maximum sales charge is
4.75% of the fund's offering price.
/3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(PLEASE WRITE TO THE ADDRESS NEAREST YOU.)

American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  MED/ALI/3388
Lit. No. TEFCA-013-0497

Printed on recycled paper

[The American Funds Group(R)]